[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) HIGH
                              INCOME SERIES

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGER                                        contact your investment professional.
Bernard Scozzafava*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
James O. Yost*
                                                         AUDITORS
ASSISTANT TREASURERS                                     Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                      WORLD WIDE WEB
Laura F. Healy*                                          www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, Initial Class shares of the series provided a total return of -6.67%, and Service Class shares returned -6.48%. These returns include the reinvestment of any distributions and compare to returns of -5.86% and -9.86%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Fund Index (the Lipper Index), respectively. The Lehman Index is an unmanaged index of noninvestment-grade corporate debt. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

In a market where most high-yield bonds slumped, successful avoidance of most of the credit problems that hurt a variety of industries helped the portfolio's performance versus the Lipper Index.

We believe the key to avoiding the credit defaults is MFS Original Research(R). The portfolio is backed by a large group of experienced investment management professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. Before any security is purchased for the portfolio, we visit with every company and carefully measure the underlying financial stability of each company. We take a research-intensive, company-by-company and bottom-up approach to security selection. First, we look at a company's business risks and opportunities, then we consider the financial risks and opportunities. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return for the portfolio.

While we reduced our exposure to telecommunications and media bonds early in the period, we still view these holdings as defensive positions that offer attractive yields and growth opportunities. We believe most people are not going to turn off their cable or mobile phones even if the economy goes into recession. Media companies tend to be viewed as somewhat more defensive, and helpful to performance in a weak market. On the other hand, despite reducing our exposure to telecommunications companies, we were still overweight in the sector, which hurt performance. Given the current economic environment, however, and the sharp selloff we've seen in the telecommunications and media sectors, we found some attractive value in this segment of the market again. Earlier in the year, we also took some money off the table in the more cyclical industries, such as steel and paper packaging, as well as in general manufacturing. However, we believe some of these companies, along with the financial sector, are looking poised for a rebound, especially if the Federal Reserve Board decides to cut interest rates. So, we are again looking closely at these companies.

We increased our exposure to the energy and gaming sectors earlier in the year to take advantage of the strong business fundamentals in these industries. Both of these moves worked well for the series, however, we are beginning to take some profits in the energy sector in order to take advantage of attractive valuations, yields, and growth potential in some of the other sectors we've mentioned, such as telecommunications and media.

As we enter a new year, it's difficult to rule out further volatility in the short term given the uncertain economic environment; however, the high-income market has been weak for quite some time now. In this environment, yield spreads -- the yield difference between noninvestment-grade debt and Treasuries -- widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, while cautious in the short run, we believe the economy will remain healthy and corporate earnings will produce low double-digit returns. Historically, high-yield bonds track corporate earnings, so we believe the environment will improve for the high-yield market.

     Respectfully,

 /s/ Bernard Scozzafava

     Bernard Scozzafava
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the high-yield portfolios of our variable annuities and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995
Class inception:  Initial Class  July 26, 1995
                  Service Class  May 1, 2000

Size: $62.1 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2000. Index information is from August 1, 1995.)

                     MFS High          Lipper        Lehman Brothers
                   Income Series      High Yield        High Yield
                  - Initial Class     Bond Index        Bond Index
        -------------------------------------------------------------
         8/95         $10,000          $10,022          $10,031
        12/96          11,767           11,770           11,658
        12/97          13,370           13,321           13,146
        12/98          13,346           13,311           13,391
        12/99          14,206           13,944           13,711
        12/00          13,258           12,569           12,908

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -6.67%            -0.84%           +25.97%           +32.58%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                     -6.67%            -0.28%           + 4.73%           + 5.33%
------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -6.48%            -0.63%           +26.22%           +32.85%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                     -6.48%            -0.21%           + 4.77%           + 5.37%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------
Lipper High Yield Bond Index+                   -9.86%            -1.92%           + 3.82%           + 4.31%
------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#          -5.86%            -0.61%           + 4.28%           + 4.83%
------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, July 26, 1995, through
    December 31, 2000. Index information is from August 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the period shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Bonds - 82.5%
--------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
ISSUER                                                (000 OMITTED)        VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 70.6%
  Aerospace - 2.2%
    Airplane Pass-Through Trust, 10.875s, 2019+             $    74  $    54,745
    Argo Tech Corp., 8.625s, 2007                               260      205,400
    BE Aerospace, Inc., 9.875s, 2006                            170      170,000
    BE Aerospace, Inc., 8s, 2008                                 90       83,475
    K & F Industries, Inc., 9.25s, 2007                         525      507,938
    MOOG, Inc., 10s, 2006                                       355      349,231
                                                                     -----------
                                                                     $ 1,370,789
--------------------------------------------------------------------------------
  Building Materials - 4.7%
    AAF-McQuay, Inc., 8.875s, 2003                          $   125  $   107,500
    American Standard, Inc., 7.375s, 2008                       220      204,600
    American Standard, Inc., 7.625s, 2010                       125      117,500
    Atrium Cos, Inc., 10.5s, 2009                               340      272,000
    Building Materials Corp., 8.625s, 2006                      470      122,200
    D.R. Horton, Inc., 8s, 2009                                 175      157,500
    D.R. Horton, Inc., 9.75s, 2010                              290      272,600
    Formica Corp., 10.875s, 2009                                375      140,625
    Lennar Corp., 9.95s, 2010                                   230      234,600
    MMI Products, Inc., 11.25s, 2007##                          300      292,500
    Nortek, Inc., 9.25s, 2007                                   370      337,625
    Nortek, Inc., 8.875s, 2008                                  100       88,500
    Schuff Steel Co., 10.5s, 2008                                60       42,075
    Williams Scotsman, Inc., 9.875s, 2007                       625      512,500
                                                                     -----------
                                                                     $ 2,902,325
--------------------------------------------------------------------------------
  Business Services - 1.0%
    Anacomp, Inc., 10.875s, 2004**                          $   370  $    44,400
    Iron Mountain, Inc., 10.125s, 2006                           95       97,850
    Pierce Leahy Corp., 11.125s, 2006                            49       51,083
    Pierce Leahy Corp., 9.125s, 2007                            125      124,375
    Unisys Corp., 11.75s, 2004                                   65       68,412
    Unisys Corp., 7.875s, 2008                                  250      231,250
                                                                     -----------
                                                                     $   617,370
--------------------------------------------------------------------------------
  Chemicals - 2.6%
    Huntsman ICI Holdings, 10.125s, 2009                    $   485  $   463,781
    Lyondell Chemical Co., 9.625s, 2007                          90       87,300
    Lyondell Chemical Co., 9.875s, 2007                         350      339,500
    NL Industries, Inc., 11.75s, 2003                           350      355,250
    Sovereign Specialty Chemicals, 11.875s, 2010                245      235,200
    Sterling Chemicals, Inc., 11.75s, 2006                       95       45,125
    Sterling Chemicals, Inc., 11.25s, 2007                      235      110,450
                                                                     -----------
                                                                     $ 1,636,606
--------------------------------------------------------------------------------
  Consumer Goods and Services - 3.1%
    General Binding Corp., 9.375s, 2008                     $   150  $   109,500
    Kindercare Learning Centers, Inc., 9.5s, 2009               310      275,900
    Remington Products Co. LLC, 11s, 2006                       235      183,594
    Samsonite Corp., 10.75s, 2008                               440      294,800
    Simmons Co., 10.25s, 2009                                   520      481,000
    Synthetic Inds, Inc., 17s, 2008                             245      241,325
    Westpoint Stevens, Inc., 7.875s, 2005                       125       93,125
    Westpoint Stevens, Inc., 7.875s, 2008                       350      250,250
                                                                     -----------
                                                                     $ 1,929,494
--------------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.8%
    Applied Extrusion Technologies, Inc., 11.5s, 2002       $   350  $   204,750
    Atlantis Plastics, Inc., 11s, 2003                           90       67,500
    Ball Corp., 8.25s, 2008                                     350      336,875
    Buckeye Cellulose Corp., 8.5s, 2005                         190      181,687
    Buckeye Cellulose Corp., 9.25s, 2008                        165      159,844
    Buckeye Technologies, Inc., 8s, 2010                        100       89,000
    Gaylord Container Corp., 9.375s, 2007                        95       59,850
    Gaylord Container Corp., 9.75s, 2007                        180      115,200
    Gaylord Container Corp., 9.875s, 2008                       350      140,000
    Huntsman Packaging Corp., 13s, 2010                         110       61,050
    Riverwood International Corp., 10.25s, 2006                 665      658,350
    Riverwood International Corp., 10.875s, 2008                 20       17,900
    Silgan Holdings, Inc., 9s, 2009                             525      448,875
    Speciality Paperboard, Inc., 9.375s, 2006##                 125      116,875
    U.S. Can Corp., 12.375s, 2010##                             150      147,563
    U.S. Timberlands, 9.625s, 2007                              240      192,000
                                                                     -----------
                                                                     $ 2,997,319
--------------------------------------------------------------------------------
  Energy - 4.5%
    Cheasapeake Energy Corp., 9.625s, 2005                  $   155  $   159,650
    Clark Refining & Marketing, Inc.,  8.625s, 2008             160      120,000
    Clark USA, Inc., 10.875s, 2005                               15        8,100
    Continental Resources, Inc., 10.25s, 2008                   200      174,000
    Forest Oil Corp., 10.5s, 2006                               125      129,063
    Gothic Production Corp., 11.125s, 2005                      225      240,187
    Grant Prideco, Inc., 9.625s, 2007##                         175      180,688
    Gulfmark Offshore, Inc., 8.75s, 2008                        475      442,937
    HS Resources, Inc., 9.25s, 2006                             165      165,825
    P&L Coal Holdings Corp., 8.875s, 2008                        25       25,125
    P&L Coal Holdings Corp., 9.625s, 2008                       600      597,750
    Pioneer Natural Resources Co., 9.625s, 2010                 180      190,800
    R & B Falcon Corp., 9.5s, 2008                              350      383,250
                                                                     -----------
                                                                     $ 2,817,375
--------------------------------------------------------------------------------
  Entertainment
    American Skiing Co., 12s, 2006                          $    25  $    20,000
--------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Willis Corroon Corp., 9s, 2009                          $   380  $   340,100
--------------------------------------------------------------------------------
  Gaming and Hotels - 9.0%
    Agrosy Gaming Co., 10.75s, 2009                         $   400  $   420,000
    Autotote Corp., 12.5s, 2010##                               170      159,800
    Aztar Corp., 8.875s, 2007                                   445      427,200
    Boyd Gaming Corp., 9.5s, 2007                               410      373,100
    Coast Hotels & Casinos, Inc., 9.5s, 2009                    630      604,800
    Eldorado Resorts LLC, 10.5s, 2006                            50       49,500
    HMH Properties, Inc., 8.45s, 2008                           500      482,500
    Hollywood Park, Inc., 9.25s, 2007                           255      255,000
    Horseshoe Gaming LLC, 8.625s, 2009                          415      400,475
    Isle of Capri Casinos, Inc., 8.75s, 2009                    130      116,350
    Mandalay Resort Group, 10.25s, 2007                         190      187,625
    Mandalay Resort Group, 9.5s, 2008                            95       95,000
    MGM Grand, Inc., 9.75s, 2007                                470      493,500
    MGM Mirage, Inc., 8.5s, 2010                                 75       77,014
    Park Place Entertainment Corp., 8.875s, 2008                550      555,500
    Prime Hospitality Corp., 9.75s, 2007                        350      346,500
    Station Casinos, Inc., 8.875s, 2008                         450      442,125
    Station Casinos, Inc., 9.875s, 2010##                       130      133,250
                                                                     -----------
                                                                     $ 5,619,239
--------------------------------------------------------------------------------
  Industrial - 3.6%
    Actuant Corp., 13s, 2009                                $   110  $   100,100
    Allied Waste North America, Inc., 7.625s, 2006              180      171,900
    Allied Waste North America, Inc., 10s, 2009                 100       93,500
    Blount, Inc., 13s, 2009                                     250      192,500
    Columbus Mckinnon Corp., 8.5s, 2008                         315      263,025
    Day International Group, Inc., 11.125s, 2005                 50       48,000
    Hayes Wheels International, Inc., 11s, 2006                 310      232,500
    Haynes International, Inc., 11.625s, 2004                   275      187,000
    IMO Industries, Inc., 11.75s, 2006                          200      200,500
    International Knife & Saw, Inc., 11.375s, 2006              100       49,250
    Lear Corp., 9.5s, 2006                                       60       55,324
    Lear Seating Corp., 8.25s, 2002                             150      149,456
    Motors & Gears, Inc., 10.75s, 2006                           90       80,100
    Numatics, Inc., 9.625s, 2008                                165      102,300
    Oxford Automotive, Inc., 10.125s, 2007                      100       73,000
    Simonds Industries, Inc., 10.25s, 2008                      225      157,781
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008        625        6,250
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008        150       94,500
                                                                     -----------
                                                                     $ 2,256,986
--------------------------------------------------------------------------------
  Media - 13.9%
    Ackerley Group, Inc., 9s, 2009                               70  $    60,900
    Acme Television LLC, 0s to 2000, 10.875s to 2004            145      125,425
    Adelphia Communications Corp., 8.375s, 2008                 550      478,500
    Allbritton Communications Co., 9.75s, 2007                  160      156,400
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006    380      273,600
    CD Radio, Inc., 14.5s, 2009                                  50       34,000
    Chancellor Media Corp., 8.75s, 2007                         200      205,000
    Chancellor Media Corp., 8s, 2008                            525      525,000
    Charter Communications Holdings, 8.25s, 2007                840      764,400
    Charter Communications Holdings, 0s to 2004,
      9.92s to 2011                                             325      188,500
    Citadel Broadcasting Co., 9.25s, 2008                       335      323,275
    Classic Cable, Inc., 10.5s, 2010                             50       22,500
    Cumulus Media, Inc., 10.375s, 2008                          165      132,000
    Echostar Broadband Corp., 10.375s, 2007##                   465      456,863
    Echostar DBS Corp., 9.375s, 2009                            500      485,000
    Focal Communications Corp., 11.875s, 2010                   290      197,200
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                200      203,500
    Frontiervision Operating Partnership LP, 11s, 2006          250      228,750
    Granite Broadcasting Corp., 10.375s, 2005                    55       32,175
    Granite Broadcasting Corp., 8.875s, 2008                     50       28,000
    Hollinger International Publishing, 9.25s, 2007             290      288,550
    Insight Midwest, 9.75s, 2009                                460      456,550
    Liberty Group Operating, Inc., 9.375s, 2008                  45       33,750
    LIN Holdings Corp., 0s to 2003, 10s to 2008                 820      600,650
    Marvel Holdings, Inc., 0s, 1998**(+)                        185            0
    NTL Communications Corp., 0s to 2003, 12.375s to 2008       740      435,460
    NTL, Inc., 10s, 2007                                        105       90,563
    NTL, Inc., 0s to 2003, 9.75s to 2008##                      510      280,500
    Paxson Communications Corp., 11.625s, 2002                  510      515,100
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008         405      273,375
    United International Holdings, 0s to 2003,
      10.75s to 2008                                            660      257,400
    World Color Press, Inc., 7.75s, 2009                        135      132,903
    XM Satellite Radio, Inc., 14s, 2010                         175       96,250
    Young Broadcasting, Inc., 8.75s, 2007                       275      254,375
                                                                     -----------
                                                                     $ 8,636,414
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.5%
    Alaris Medical Systems, Inc., 9.75s, 2006               $   265  $    99,375
    Alaris Medical Systems, Inc., 0s to 2003,
      11.125s to 2008##                                         175       14,000
    HCA - The Healthcare Co., 8.75s, 2010                       600      631,500
    Prime Medical Services, Inc., 8.75s, 2008                   325      279,500
    Tenet Healthcare Corp., 8s, 2005                            500      506,250
                                                                     -----------
                                                                     $ 1,530,625
--------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    AK Steel Holdings Corp., 9.125s, 2006                   $   100  $    93,000
    Commonwealth Aluminum Corp., 10.75s, 2006                   195      177,450
    Doe Run Resources Corp., 11.25s, 2005                       150       67,500
    Jorgensen (Earle M.) Co., 9.5s, 2005                        300      240,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002              225      198,000
    Metal Management, Inc., 10s, 2008**+                        190       13,300
    WCI Steel, Inc., 10s, 2004                                  150      103,500
                                                                     -----------
                                                                     $   892,750
--------------------------------------------------------------------------------
  Retail - 1.6%
    Duane Reade, Inc., 9.25s, 2008                          $   425  $   361,250
    Finlay Enterprises, Inc., 9s, 2008                          200      178,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                      75       67,500
    J Crew Group, Inc., 0s to 2002, 13.125s to 2008              50       28,750
    J.Crew Operating Corp., 10.375s, 2007                       410      356,700
                                                                     -----------
                                                                     $   992,200
--------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**      $   140  $     2,625
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**       35          306
                                                                     -----------
                                                                     $     2,931
--------------------------------------------------------------------------------
  Telecommunications - 14.3%
    Adelphia Communications Corp., 9.375s, 2009             $   105  $    92,400
    Alamosa PCS Holdings, Inc., 0s to 2005, 12.875s to 2010     165       76,725
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                            300      183,000
    Allegiance Telecommunications, Inc., 12.875s, 2008          100       96,000
    AMSC Acquisition Co., Inc., 12.25s, 2008                    285       96,900
    Centennial Cellular Operating Co., 10.75s, 2008             500      470,000
    Crown Castle International Corp., 10.75s, 2011              625      640,625
    Dobson Communications Corp., 10.875s, 2010                  190      187,150
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008               110       30,800
    Exodus Communications, Inc., 11.25s, 2008                   265      233,200
    Exodus Communications, Inc., 11.625s, 2010##                205      183,987
    Focal Communications Corp., 0s to 2003, 12.125 to 2008##    190       79,800
    Globix Corp., 12.5s, 2010##                                 165       62,700
    Hyperion Telecommunication, Inc., 12s, 2007                 250      107,500
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006**             320       34,400
    Intermedia Communications, Inc., 8.875s, 2007               300      210,000
    Intermedia Communications, Inc., 0s to 2002,
      11.25s to 2007                                            150      105,000
    ITC Deltacom, Inc., 11s, 2007                               111       88,800
    ITC Deltacom, Inc., 9.75s, 2008                             360      273,600
    Leap Wireless International, Inc., 0s to 2005,
      14.5 to 2010                                               25        6,000
    Level 3 Communications, Inc., 10.375s, 2007                 400      412,000
    Level 3 Communications, Inc., 9.125s, 2008                  675      540,000
    Madison River Capital LLC, 13.25s, 2010                     110       71,500
    Metromedia Fiber Network, Inc., 10s, 2008                   680      566,100
    MGC Communications, Inc., 13s, 2010                         425      191,250
    MJD Communications, Inc., 9.5s, 2008                        190      152,000
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007    1,035      755,550
    Nextel International, Inc., 0s to 2003, 12.125s to 2008     185       92,500
    Nextel International, Inc., 12.75s, 2010##                  260      208,000
    Nextlink Communications, Inc., 9.625s, 2007                  25       19,750
    Nextlink Communications, Inc., 10.75s, 2009                 530      431,950
    Nextlink Communications, Inc., 0s to 2004,
      12.25s to 2009                                            175       85,750
    Northeast Optic Network, 12.75s, 2008                        25       12,000
    PSINET, Inc., 10.5s, 2006                                   250       65,000
    PSINET, Inc., 11s, 2009                                     575      162,438
    Rural Cellular Corp., 9.625s, 2008                          175      159,250
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008         175      107,625
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009      625      340,625
    Spectrasite Holdings, Inc., 10.75s, 2010                    100       92,750
    Telecorp PCS, Inc., 10.625s, 2010                           170      171,700
    Time Warner Telecommunications LLC, 9.75s, 2008             405      373,612
    Viatel, Inc., 11.25s, 2008                                  350      105,000
    Viatel, Inc., 0s to 2003, 12.5s to 2008                     150       30,000
    Voicestream Wireless Corp., 10.375s, 2009                   215      231,663
    Western Wireless Corp., 10.5s, 2007                         200      205,500
    Williams Communications Group, 11.7s, 2008##                 25       19,250
                                                                     -----------
                                                                     $ 8,861,350
--------------------------------------------------------------------------------
  Utilities - 0.8%
    International Utility Structures, 10.75s, 2008          $   235  $   159,800
    NRG Energy South Central, 8.962s, 2016##                    293      311,328
                                                                     -----------
                                                                     $   471,128
--------------------------------------------------------------------------------
Total U.S. Bonds                                                     $43,895,001
--------------------------------------------------------------------------------
Foreign Bonds - 11.9%
  Bermuda - 0.7%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                  $   485  $   461,963
--------------------------------------------------------------------------------
  Canada - 1.3%
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecommunications)                                  $   550  $   181,500
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)          40       12,800
    Russel Metals, Inc., 10s, 2009 (Metals and Minerals)        145      127,600
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007 (Telecommunications)                       220      108,900
    Worldwide Fiber, Inc., 12s, 2009 (Telecommunications)       500      385,000
                                                                     -----------
                                                                     $   815,800
--------------------------------------------------------------------------------
  Cayman Islands - 0.2%
    Triton Energy Ltd., 8.875s, 2007 (Energy)##             $   105  $   106,181
--------------------------------------------------------------------------------
  Germany - 1.7%
    Callahan Nordrhein, 14s, 2010 (Media)##                 $   385  $   344,575
    Ekabel Hessen, 14.5s, 2010 (Media)##                        425      359,125
    Fresenius Med Care Capital Trust, 7.875s, 2008
      (Medical and Health Technology and Services)              345      319,125
                                                                     -----------
                                                                     $ 1,022,825
--------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                    $    60  $    45,000
--------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular, 0s to 2001, 13.50s
      to 2006 (Telecommunications)                          $   270  $   211,950
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                      180      171,000
                                                                     -----------
                                                                     $   382,950
--------------------------------------------------------------------------------
  Mexico - 0.1%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                  $   135  $    87,750
--------------------------------------------------------------------------------
  Netherlands - 3.0%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)##                                $   300  $   132,000
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)                                      315      132,300
    Kappa Beheer BV, 10.625s, 2009 (Container, Forest and
      Paper Products)                                           450      459,000
    Tele1 Europe BV, 13s, 2009 (Telecommunications)             385      342,650
    United Pan Europe, 10.875s, 2009 (Media)##                  500      326,250
    United Pan Europe, 11.25s, 2010 (Media)                     200      129,000
    Versatel Telecom BV, 13.25s, 2008
      (Telecommunications)                                      535      337,050
                                                                     -----------
                                                                     $ 1,858,250
--------------------------------------------------------------------------------
  Norway - 0.1%
    Ocean Rig Norway As, 10.25s, 2008 (Energy)              $    90  $    76,500
--------------------------------------------------------------------------------
  Singapore - 0.5%
    Flextronics International Ltd., 9.875s, 2010
      (Business Services)##                                 $   335  $   326,625
--------------------------------------------------------------------------------
  Spain - 0.6%
    Jazztel PLC, 13.25s, 2009 (Telecommunications)        EUR   175  $   108,443
    Jazztel PLC, 14s, 2009 (Telecommunications)             $   365      237,250
                                                                     -----------
                                                                     $   345,693
--------------------------------------------------------------------------------
  United Kingdom - 3.0%
    COLT Telecom Group PLC, 0s to 2001,12s to 2006
      (Telecommunications)                                  $   560  $   504,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                        10        9,300
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008
      (Telecommunications)                                      475       66,500
    Dolphin Telecom PLC, 0s to 2004, 14s, to 2009
      (Telecommunications)                                      150       18,000
    Energis PLC, 9.75s, 2009 (Telecommunications)               300      273,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications)**                                    200        6,000
    Ono Finance PLC, 13s, 2009 (Media)                          525      388,500
    Telewest Communications PLC, 9.625s, 2006 (Media)           125      110,312
    Telewest Communications PLC, 11s, 2007 (Media)              125      111,250
    Telewest Communications PLC, 0s to 2004, 9.25 to 2009
      (Media)                                                   425      199,750
    Telewest Communications PLC, 9.875s, 2010 (Media)            65       56,550
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media)                                              225      101,250
                                                                     -----------
                                                                     $ 1,844,412
--------------------------------------------------------------------------------
Total Foreign Bonds                                                  $ 7,373,949
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $62,443,501)                           $51,268,950
--------------------------------------------------------------------------------

Stocks - 0.2%
--------------------------------------------------------------------------------
                                                             SHARES
--------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Netherlands - 0.1%
    Completel Europe N.V. (Telecommunications)*              15,000  $    53,438
    Versatel Telecom International N.V., ADR
      (Telecommunications)*                                   1,759       15,171
                                                                     -----------
                                                                     $    68,609
--------------------------------------------------------------------------------
  United Kingdom
    COLT Telecom Group PLC, ADR (Telecommunications)*            28  $     2,457
--------------------------------------------------------------------------------
Total Foreign Stocks                                                 $    71,066
--------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Media
    Golden Books Family Entertainment, Inc.*                  2,125  $     1,063
--------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Pathmark Stores, Inc.*                                    3,327  $    54,895
--------------------------------------------------------------------------------
Total U.S. Stocks                                                    $    55,958
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $143,170)                             $   127,024
--------------------------------------------------------------------------------

Preferred Stock - 2.3%
--------------------------------------------------------------------------------
                                                             SHARES
--------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s*#                          150  $         0
--------------------------------------------------------------------------------
  Media - 1.5%
    CSC Holdings, Inc., 11.125s*#                             6,184  $   655,504
    Primedia, Inc., 8.625s#                                   1,995      149,376
    Primedia, Inc., 10s#                                      1,500      127,500
                                                                     -----------
                                                                     $   932,380
--------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Crown Castle International Corp., 12.75s*#                  168  $   161,280
    Global Crossings Holdings Ltd., 10.5s*#                   1,150      103,500
    Rural Cellular Corp., 11.375s*#                             263      210,400
                                                                     -----------
                                                                     $   475,180
--------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,485,925)                  $ 1,407,560
--------------------------------------------------------------------------------
Warrants - 0.2%
--------------------------------------------------------------------------------
    Allegiance Telecom, Inc. (Telecommunications)*              437  $     9,730
    DTI Holdings, Inc. (Telecommunications)*                  1,050           10
    GT Group Telecom, Inc. (Telecommunications)*                550       23,925
    Jazztel PLC (Telecommunications)*##                         270        9,191
    Leap Wireless International, Inc.
      (Telecommunications)*                                      25          250
    Loral Orion Network Systems, Inc.
      (Telecommunications) *                                    100          300
    Loral Orion Network Systems, Inc.
      (Telecommunications)*                                     200        1,000
    McCaw International Ltd. (Telecommunications)*##            175          437
    Motient Corp. (Telecommunications)*##                       285        2,850
    Ono Finance PLC (Media)*                                    525       31,500
    Pathmark Stores, Inc. (Supermarkets)*                     2,353       11,324
    Pliant Corp. (Container, Forest and Paper
      Products)*##                                              110        1,100
    Renaissance Cosmetics, Inc. (Consumer Goods and
      Services)*                                                129            0
    XM Satellite Radio, Inc. (Media)*                           175        6,125
--------------------------------------------------------------------------------
Total Warrants (Identified Cost, $177,777)                           $    97,742
--------------------------------------------------------------------------------
Short-Term Obligations - 4.1%
--------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
                                                      (000 OMITTED)
--------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01              $   777  $   776,860
    Anheuser-Busch, Inc., due 1/02/01                           309      308,945
    Bank of America, due 1/02/01                                162      162,000
    Federal Home Loan Bank, due 1/02/01                         126      125,980
    Gannett, Inc., due 1/04/01                                  108      107,941
    Gillette Co., due 1/02/01                                   161      160,972
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01               914      913,510
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                      $ 2,556,208
--------------------------------------------------------------------------------

Repurchase Agreements - 8.9%
--------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/00, due 1/02/00,
      total to be received $1,001 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                      $     1  $     1,000
    Merrill Lynch, dated 12/31/00, due 1/02/00, total to
      be received $5,560,983 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                        5,557    5,557,000
--------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                 $ 5,558,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $72,364,581)                     $61,015,484

Other Assets, Less Liabilities - 1.8%                                  1,097,670
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $62,113,154
--------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------
DECEMBER 31, 2000
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $72,364,581)        $ 61,015,484
  Cash                                                             253,099
  Receivable for investments sold                                  216,695
  Receivable for series shares sold                                 52,440
  Interest receivable                                            1,374,159
  Other assets                                                       1,244
                                                              ------------
      Total assets                                            $ 62,913,121
                                                              ------------
Liabilities:
  Net payable for foreign currency exchange contracts
    subject to master netting agreements                      $     10,706
  Payable for investments purchased                                586,660
  Payable for series shares reacquired                             197,852
  Payable to affiliates -
    Management fee                                                   3,838
    Reimbursement fee                                                  766
  Accrued expenses and other liabilities                               145
                                                              ------------
      Total liabilities                                       $    799,967
                                                              ------------
Net assets                                                    $ 62,113,154
                                                              ============
Net assets consist of:
  Paid-in capital                                             $ 70,037,679
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                         (11,359,779)
  Accumulated net realized loss on investments and
    foreign currency transactions                               (2,395,354)
  Accumulated undistributed net investment income                5,830,608
                                                              ------------
      Total                                                   $ 62,113,154
                                                              ============
Shares of beneficial interest outstanding                       6,309,480
                                                                =========
Initial Class:
Net asset value per share
  (net assets of $62,112,967 / 6,309,461 shares of
  beneficial interest outstanding)                               $ 9.84
                                                                 ======
Service Class
  Net asset value per share
    (net assets of $187.18 / 18.975 shares of
    benefical interest outstanding)                              $ 9.86
                                                                 ======

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                   $ 6,315,454
    Dividends                                                       48,517
                                                               -----------
      Total investment income                                  $ 6,363,971
                                                               -----------

  Expenses -
    Management fee                                             $   446,189
    Trustees' compensation                                           3,400
    Shareholder servicing agent fee                                 20,699
    Administrative fee                                               8,461
    Custodian fee                                                   27,033
    Printing                                                        32,089
    Postage                                                              8
    Auditing fees                                                   40,900
    Legal fees                                                       1,046
    Amortization of organization expenses                            1,046
    Miscellaneous                                                    6,303
                                                               -----------
      Total expenses                                           $   587,174
    Fees paid indirectly                                            (8,174)
    Reduction of expenses by investment adviser                    (24,851)
                                                               -----------
      Net expenses                                             $   554,149
                                                               -----------
        Net investment income                                  $ 5,809,822
                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $(1,158,766)
    Foreign currency transactions                                   28,765
                                                               -----------
      Net realized loss on investments and foreign
        currency transactions                                  $(1,130,001)
                                                               -----------
  Change in unrealized depreciation -
    Investments                                                $(8,610,895)
    Translation of assets and liabilities in foreign
      currencies                                                   (13,205)
                                                               -----------
      Net unrealized loss on investments and foreign
        currency translation                                   $(8,624,100)
                                                               -----------
        Net realized and unrealized loss on investments
          and foreign currency                                 $(9,754,101)
                                                               -----------
          Decrease in net assets from operations               $(3,944,279)
                                                               ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2000                        1999
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                         $   5,809,822                $  4,536,515
  Net realized loss on investments and foreign currency
transactions                                                       (1,130,001)                   (933,914)
  Net unrealized loss on investments and foreign currency
    translation                                                    (8,624,100)                   (568,374)
                                                                -------------                ------------
    Increase (decrease) in net assets from operations           $  (3,944,279)               $  3,034,227
                                                                -------------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $  (4,551,617)               $ (3,290,275)
                                                                -------------                ------------
Net increase in net assets from series share transactions       $  12,012,690                $ 15,961,920
                                                                -------------                ------------
      Total increase in net assets                              $   3,516,794                $ 15,705,872
Net assets:
  At beginning of period                                           58,596,360                  42,890,488
                                                                -------------                ------------
  At end of period (including accumulated undistributed net
    investment income of $5,830,608 and $4,539,272,
    respectively)                                               $  62,113,154                $ 58,596,360
                                                                =============                ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------------
INITIAL CLASS SHARES                            2000              1999              1998               1997              1996
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $11.49            $11.53            $12.34             $10.87            $10.29
                                              ------            ------            ------             ------            ------
Income from investment operations# -
  Net investment income(S)                    $ 1.05            $ 1.03            $ 1.04             $ 0.95            $ 0.89
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (1.75)            (0.28)            (1.02)              0.52              0.32
                                              ------            ------            ------             ------            ------
      Total from investment operations        $(0.70)           $ 0.75            $ 0.02             $ 1.47            $ 1.21
                                              ------            ------            ------             ------            ------
Less distributions declared to shareholders -
  From net investment income                  $(0.95)           $(0.79)           $(0.62)            $ --              $(0.53)
  From net realized gain on investments
    and foreign currency transactions           --                --               (0.21)              --               (0.10)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --                --               (0.00)+++           --                --
                                              ------            ------            ------             ------            ------
      Total distributions declared to
        shareholders                          $(0.95)           $(0.79)           $(0.83)            $ --              $(0.63)
                                              ------            ------            ------             ------            ------
Net asset value - end of period               $ 9.84            $11.49            $11.53             $12.34            $10.87
                                              ======            ======            ======             ======            ======
Total return                                  (6.67)%             6.44%            (0.18)%            13.52%            11.80%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    0.95%             1.01%             1.03%              1.01%             1.01%
  Net investment income                         9.79%             8.95%             8.67%              8.17%             8.18%
Portfolio turnover                                70%               76%              146%               139%              135%
Net assets at end of period (000
Omitted)                                     $62,113           $58,596           $42,890            $30,662           $12,994
(S) Subject to reimbursement by the series', the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May
    1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                   $ 1.05            $ 1.03            $ 1.05             $ 0.93            $ 0.82
      Ratios (to average net assets):
        Expenses##                              0.99%             0.97%             0.96%              1.15%             1.62%
        Net investment income                   9.75%             8.99%             8.74%              8.03%             7.57%

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
SERVICE CLASS SHARES                                      DECEMBER 31, 2000*
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.56
                                                                      ------
Income from investment operations# -
  Net investment income                                               $ 0.80
  Net realized and unrealized loss on investments and foreign
    currency                                                           (1.50)
                                                                      ------
      Total from investment operations                                $(0.70)
                                                                      ------
Net asset value - end of period                                       $ 9.86
                                                                      ======
Total return (6.48)%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.15%+
  Net investment income                                                10.50%+
Portfolio turnover                                                        70%
Net assets at end of period (000 Omitted)                             $    --+++
  (S) Subject to reimbursement by the series', the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                         $ 0.82
        Ratios (to average net assets):
          Expenses##                                                    1.19%+
          Net investment income                                        10.46%+
    * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
    + Annualized.
   ++ Not annualized.
  +++ Service Class net assets were less than $500.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 25 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the series will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the series did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the series. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended December 31, 2000, $33,135 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income and paid in capital due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $2,338,914 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006, $267,151, December 31, 2007, $943,275 and
December 31, 2008, $1,128,488.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $70,896.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $43,754,007 and $37,868,552, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 72,396,339
                                                                 ------------
Gross unrealized depreciation                                    $(11,889,312)
Gross unrealized appreciation                                         508,457
                                                                 ------------
    Net unrealized depreciation                                  $(11,380,855)
                                                                 ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Initial Class shares

                                       YEAR ENDED DECEMBER 31, 2000        YEAR ENDED DECEMBER 31, 1999
                                   --------------------------------    --------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            4,154,463      $  44,563,892        4,012,796      $  46,215,103
Shares issued to shareholders in
  reinvestment of distributions          431,842          4,551,612          285,119          3,290,270
Shares reacquired                     (3,376,388)       (37,103,014)      (2,918,323)       (33,543,453)
                                      ----------      -------------       ----------      -------------
    Net increase                       1,209,917      $  12,012,490        1,379,592      $  15,961,920
                                      ==========      =============       ==========      =============

Service Class shares

                                     PERIOD ENDED DECEMBER 31, 2000*
                                   --------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                                   19      $         200
                                      ----------      -------------

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series' and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $845. The series' had no significant borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At December 31, 2000 forward foreign currency sales under master netting agreements amounted to a net payable of $10,706 with Deutsche Bank.

At December 31,2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 2000, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.11% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION                                   DATE OF ACQUISITION        SHARE/PAR AMOUNT           COST          VALUE
-------------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019              3/13/1996                $ 74,077       $ 74,077        $54,745
Metal Management, Inc. 10s, 2008                           5/8/98                 190,000        146,707         13,300
                                                                                                                 ------
                                                                                                                $68,045
                                                                                                                =======

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities of MFS High Income Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               VHI-2 2/01 21.2M